Exhibit 10.34

AMENDMENT TO DEVELOPMENT RIGHTS AGREEMENT

THIS AMENDMENT is made in duplicate as of the 30th day of April, 2009 between ENERKEM INC. (“Enerkem”) and GREENFIELD ETHANOL INC. (“GreenField”).

WHEREAS Enerkem and GreenField entered into a Development Rights Agreement dated as of September 19, 2008 (the “Agreement”), which they have now agreed to amend as hereinafter set forth;

NOW THEREFORE, Enerkem and GreenField agree as follows:

1.                                      The Agreement is hereby amended by

(1)                                 deleting Section 1.1(g) and substituting therefor

“Commercial Plant” means the Varennes Commercial Plant.

(2)                                 changing the term “Commercial Plants” wherever it occurs to “Commercial Plant”

(3)                                 changing the term “a Commercial Plant” wherever it occurs to “the Commercial Plant”

(4)                                 in sections 6.1(e)(i)(A) and 6.2(b)(i), deleting the date “December 31, 2009” and substituting therefor the date “December 31, 2011”

(5)                                 deleting section 5.3; and

(6)                                 in Section 6.2(b)(i), deleting the words “(which for this purpose includes the proposed Edmonton Commercial Plant notwithstanding that it is not in Quebec or Ontario)”

2.                                      Except as expressly amended hereby, each and every provision of the Agreement shall continue in full force and effect and is hereby confirmed, and all rights and obligations of the parties thereunder shall not be affected in any manner except as specifically provided for in this Amendment.

IN WITNESS WHEREOF the Parties have duly executed this Amendment under seal as evidenced by the signatures of their properly authorized officers in that behalf as of the date first above written.

GREENFIELD ETHANOL INC.

By:	/s/ Barry S. Wortzman
Barry S. Wortzman, Vice President

By:	/s/ Brian C. Keith
Brian C. Keith, Secretary

ENERKEM INC.

By:	/s/ Jocelyn Auger
Jocelyn Auger, Vice President